UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             FORM 8-K CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: November 12, 2020
                       PURE HARVEST CORPORATE GROUP, INC.
                    ----------------------------------------
                (Name of registrant as specified in its charter)

        Colorado              333-212055                  36-4752858
    -----------------     -----------------          ----------------------
        State of           Commission File               IRS Employer
      Incorporation             Number                Identification No.

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4(c)) Securities registered pursuant to Section 12(b) of the Act:

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       Title of each         Trading           Name of each exchange on which
           class            Symbol(s)                    registered
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         None                  N/A                         N/A
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Indicate by check mark whether the  Registrant is an emerging  growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

       Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]


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Item 1.01 Entry Into a Material Definitive Agreement.

     On September 29, 2020 the Company acquired all of the assets of Solar Cultivation Technologies, Inc. ("SCT") for 1,200,792 shares of the Company's common stock. At the time of the acquisition the Company owned a majority of SCT's outstanding shares. As a result, 742,395 shares were issued to the Company and the Company retired these shares upon issuance.

     SCT provides commercial cannabis cultivators with solar, battery storage, and high-efficiency lighting.

     On November 12, 2020, the Company contributed all of the assets of SCT to DC Energy Group, LLC ("DCEG") in exchange for $200,000 and a forty percent (40%) membership interest in DCEG. The Company then made a capital contribution of $200,000 to DCEG to fund DCEG's initial operations.

Item 2.01 Completion of Acquisition of Disposition of Assets.

     The information set forth in Item 1.01 is incorporated into this Item 2.01 by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 November 17, 2020                  PURE HARVEST CORPORATE GROUP, INC.


                                      By: /s/ Matthew Gregarek
                                      -----------------------------
                                           Matthew Gregarek
                                           Chief Executive Officer